Exhibit 99.1

Access National Reports 91% Increase in Fourth Quarter Earnings, Dividend Increased

RESTON, Va.--(BUSINESS WIRE)--January 22, 2013--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank, reported record fourth quarter net income of $6.3 million, a $3.0 million increase over the $3.3 million recorded in the fourth quarter of 2011. This represents the company’s 7th consecutive record quarterly earnings and its 50th consecutive quarterly profit over its 13 year history. Net income per diluted common share was $0.60, an increase of 87.5% over the $0.32 reported in the fourth quarter of 2011.

Based on record earnings, strong capital and favorable outlook, the Board of Directors declared a cash dividend of $0.09 per share for holders of record as of February 11, 2013 and payable on February 25, 2013. This dividend is in addition to the $0.70 non-routine dividend paid in the fourth quarter of 2012 and represents a 1 cent increase from the prior quarter and an 8 cent cumulative increase over the past 2 years.

The $3.0 million increase in net income between the fourth quarter of 2012 and 2011 is mainly attributable to activity in our mortgage division. Net income increased 55.6% for the year ended December 31, 2012 totaling $17.7 million compared to $11.4 million for the year 2011. Net interest margin was 3.94% for 2012 compared to 3.82% for 2011. Diluted earnings per share were $1.71 compared to $1.10 in 2011.

Annualized return on average assets was 2.97% for the fourth quarter of 2012 compared to 1.61% for the same quarter of 2011. Annualized return on average equity was 26.80% for the quarter ended December 31, 2012 compared to 15.87% for last year.

Total assets amounted to $863.9 million compared to $809.8 million at December 31, 2011. The increase in assets is mainly attributable to a $46.8 million or 8% growth in net loans held for investment as well as a $16.4 million or 17% growth in loans held for sale. The growth in loans held for investment was driven by a 13.3% growth in commercial and industrial loans to the bank’s target market. The asset growth was funded by a 4% growth in total deposits as well as short-term borrowings from the Federal Home Loan Bank.

Total deposits at December 31, 2012 increased $26.5 million from December 31, 2011. As a result of management’s continued focus on expanding business banking relationships, noninterest-bearing deposits increased $50.3 million or 44.1% from December 31, 2011, and comprised 24.5% of the deposit portfolio, up from 17.66% at December 31, 2011.

Non-performing assets (NPAs) decreased to $2.7 million or 0.32% of total assets at December 31, 2012, down from $3.6 million or 0.43% of assets at September 30, 2012. The Corporation did not have other real estate owned at December 31, 2012. The allowance for loan losses totaled $12.5 million or 2.03% of total loans held for investment as of December 31, 2012.

Net of the $0.95 in dividends paid during the year, book value per common share increased 8.9% at December 31, 2012 to $8.85, compared to $8.13 at December 31, 2011. The ratio of total equity to total assets for Access National Corporation was 10.56% at December 31, 2012 and continued to exceed standards of being “Well Capitalized” as set forth under banking regulations.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	December 31,	December 31,
	2012	2011
(In Thousands)	(unaudited)

ASSETS

Cash and due from banks	$15,735	$5,362

Interest-bearing balances and federal funds sold	22,206	38,547

Investment securities:
Available-for-sale, at fair value	35,759	45,837
Held-to-maturity, at amortized cost (fair value of $45,308 and $39,978)	44,952	39,987
Total investment securities	80,711	85,824

Restricted Stock, at amortized cost	4,237	3,665

Loans held for sale - at fair value	111,542	95,126

Loans held for investment net of allowance for loan losses of $12,500 and $11,738, respectively	604,478	557,662

Premises, equipment and land, net	8,517	8,671

Other assets	16,488	14,901

Total assets	$863,914	$809,758

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$164,161	$113,885

Savings and interest-bearing deposits	187,997	182,005

Time deposits	319,338	349,123

Total deposits	671,496	645,013

Short-term borrowings	83,091	59,904

Long-term borrowings	-	4,821

Subordinated debentures	6,186	6,186

Other liabilities and accrued expenses	11,874	11,019

Total Liabilities	772,647	726,943

SHAREHOLDERS' EQUITY

Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,317,767 and 10,192,649 shares, respectively	8,615	8,511

Additional paid in capital	17,155	16,716

Retained earnings	65,404	57,529

Accumulated other comprehensive income (loss), net	93	59

Total shareholders' equity	91,267	82,815

Total liabilities and shareholders' equity	$863,914	$809,758

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Twelve Months Ended
	December 31, 2012	December 31, 2012	December 31, 2011
(In Thousands Except for Share and Per Share Data)	(unaudited)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$8,699	$34,371	$32,808

Interest on federal funds sold and bank balances	17	79	143

Interest on securities	475	2,266	2,216
Total interest income	9,191	36,716	35,167

INTEREST EXPENSE
Interest on deposits	1,017	4,529	5,204

Interest on other borrowings	202	636	1,846
Total interest expense	1,219	5,165	7,050
Net interest income	7,972	31,551	28,117

Provision for loan losses	175	1,515	1,149
Net interest income after provision for loan losses	7,797	30,036	26,968

NONINTEREST INCOME
Service charges and fees	179	666	693

Gain on sale of loans	12,588	55,749	35,345

Other Income	3,469	(1,621)	391
Total noninterest income	16,236	54,794	36,429

NONINTEREST EXPENSE
Salaries and benefits	7,655	31,481	25,415

Occupancy and equipment	781	2,722	2,931

Other operating expense	5,725	22,196	17,376
Total noninterest expense	14,161	56,399	45,722
Income before income tax	9,872	28,431	17,675

Income tax expense	3,609	10,708	6,287
NET INCOME	$6,263	$17,723	$11,388

Earnings per common share:
Basic	$0.61	$1.73	$1.11
Diluted	$0.60	$1.71	$1.10

Average outstanding shares:
Basic	10,305,209	10,253,656	10,277,801
Diluted	10,400,568	10,363,267	10,344,325

Performance and Capital Ratios

	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
(Dollars In Thousands)	2012	2011	2012	2011

Return on average assets (annualized)	2.97%	1.61%	2.15%	1.50%
Return on average equity (annualized)	26.80%	15.87%	19.68%	14.80%
Net interest margin	3.92%	3.77%	3.94%	3.82%
Efficiency ratio - Bank only	47.79%	53.85%	51.71%	52.92%
Total average equity to earning assets	11.49%	10.52%	11.24%	10.46%

Averages
Assets	$844,174	$822,190	$826,233	$758,994
Loans held for investment	601,240	549,245	583,724	520,062
Loans held for sale	88,799	91,962	78,543	51,774
Interest-bearing deposits & federal funds sold	24,826	73,338	33,272	58,128
Investment securities	99,075	80,670	105,520	105,042
Earning assets	813,787	795,129	800,917	735,928
Interest-bearing deposits	507,445	523,958	526,346	465,301
Total deposits	682,781	648,856	672,693	565,450
Repurchase agreements & federal funds purchased	26,825	35,655	26,744	36,612
Commercial paper & other short term borrowings	20,429	30,326	14,748	59,220
Long-term borrowings	7,314	11,592	9,201	12,382
Equity	$93,470	$83,614	$90,047	$76,969

Banking segment - income before taxes	$4,252	$3,516	$14,730	$13,972
Mortgage segment - income before taxes	$5,790	$2,530	$15,656	$6,358
Other segments - income before taxes	$(170)	$(888)	$(1,955)	$(2,655)
Mortgage loan originations and brokered loans	$322,364	$279,681	$1,130,089	$831,564

Book value per common share	$8.85	$8.13	$8.85	$8.13

Composition of Loan Portfolio

	December 31, 2012		December 31, 2011
		Percentage of		Percentage of
(Dollars In Thousands)	Amount	Total	Amount	Total

Commercial real estate-Owner Occupied	$182,655	29.60%	$171,599	30.14%
Commercial real estate-Income Producing	107,213	17.38	104,976	18.44
Residential real estate	144,521	23.43	128,485	22.56
Commercial	149,389	24.21	131,816	23.15
Real estate construction	30,038	4.87	29,705	5.22
Consumer	3,162	0.51	2,819	0.49
Total loans	$616,978	100.00%	$569,400	100.00%
Less allowance for loan losses	12,500		11,738
	$604,478		$557,662

Composition of Deposits

	December 31, 2012		December 31, 2011
		Percentage of		Percentage of
(Dollars In Thousands)	Amount	Total	Amount	Total

Demand deposits	$164,161	24.45%	$113,885	17.66%
Interest-bearing demand deposits	71,015	10.58	59,798	9.27
Savings and money market	116,554	17.36	121,252	18.80
CDARS-reciprocal time deposits	170,835	25.44	192,326	29.82
Brokered deposits	29,277	4.36	31,228	4.84
Time deposits	119,654	17.82	126,524	19.61
Total Deposits	$671,496	100.00%	$645,013	100.00%

Asset Quality Trend Profile

	Twelve Months	Nine Months	Six Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Total assets	$863,914	$849,348	$841,709	$804,755	$809,758
Total loans held for investment	$616,978	$590,619	$582,600	$573,315	$569,400

Allowance for loan losses - beginning balance	$11,738	$11,738	$11,738	$11,738	$10,527
Charge offs	(2,165)	(1,829)	(1,425)	(984)	(1,232)
Recoveries	1,412	799	528	469	1,295
Net charge offs	(753)	(1,030)	(897)	(515)	63
Provision for loan losses	1,515	1,340	1,190	718	1,149
Allowance for loan losses - ending balance	$12,500	$12,048	$12,031	$11,941	$11,738

Allowance for loan losses/loans held for investment	2.03%	2.04%	2.06%	2.08%	2.06%

Delinquent 30 - 90 days	$-	$-	$614	$-	$271
Percentage of loans delinquent	0.00%	0.00%	0.11%	0.00%	0.05%

Non-accrual loans	$2,743	$3,626	$5,209	$5,350	$6,703
OREO	$-	$-	$-	$-	$-
Total NPA	$2,743	$3,626	$5,209	$5,350	$6,703
NPA to total assets	0.32%	0.43%	0.62%	0.66%	0.83%
Allowance for loan losses/NPA	455.71%	332.27%	230.97%	223.20%	175.12%

OREO Expense	$6	$1	$1	$2	$523
Gain on Sale of OREO	$-	$-	$-	$-	$1,452
OREO expense net	$6	$1	$1	$2	$(929)

Allowance for losses on mortgage loans sold	$4,376	$4,802	$4,216	$2,874	$2,616
Provision for losses on mortgage loans sold	$2,510	$2,186	$1,600	$258	$966

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	December 31, 2012			December 31, 2011
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest earning assets:
Securities	$98,922	$475	1.92%	$80,584	$506	2.51%
Loans held for sale	88,799	774	3.49%	91,962	894	3.89%
Loans(1)	601,240	7,925	5.27%	549,245	7,746	5.64%
Interest-bearing balances and federal funds sold	24,826	17	0.27%	73,338	46	0.25%
Total interest earning assets	813,787	9,191	4.52%	795,129	9,192	4.62%
Noninterest earning assets:
Cash and due from banks	16,877			13,648
Premises, land and equipment	8,503			8,715
Other assets	17,124			16,553
Less: allowance for loan losses	(12,117)			(11,855)
Total noninterest earning assets	30,387			27,061
Total Assets	$844,174			$822,190

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$82,543	$45	0.22%	$73,529	$89	0.48%
Money market deposit accounts	110,919	99	0.36%	105,739	132	0.50%
Savings accounts	2,512	1	0.16%	2,697	2	0.30%
Time deposits	311,471	872	1.12%	341,993	1,056	1.24%
Total interest-bearing deposits	507,445	1,017	0.80%	523,958	1,279	0.98%
Borrowings:
FHLB Advances	20,429	26	0.51%	-	-	0.00%
Securities sold under agreements to repurchase and federal funds purchased	26,825	10	0.15%	35,655	14	0.16%
Other short-term borrowings	-	-	0.00%	-	-	0.00%
FHLB Long-term borrowings	1,128	112	39.72%	5,406	48	3.55%
FDIC Term Note	-	-	0.00%	30,326	299	3.94%
Subordinated Debentures	6,186	54	3.49%	6,186	55	3.56%
Total borrowings	54,568	202	1.48%	77,573	416	2.15%
Total interest-bearing deposits and borrowings	562,013	1,219	0.87%	601,531	1,695	1.13%
Noninterest-bearing liabilities:
Demand deposits	175,335			124,898
Other liabilities	13,356			12,147
Total liabilities	750,704			738,576
Shareholders' Equity	93,470			83,614
Total Liabilities and Shareholders' Equity:	$844,174			$822,190

Interest Spread(2)			3.65%			3.50%

Net Interest Margin(3)		$7,972	3.92%		$7,497	3.77%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Twelve Months Ended

	December 31, 2012			December 31, 2011
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$105,378	$2,266	2.15%	$105,964	$2,216	2.09%
Loans held for sale	78,543	2,953	3.76%	51,774	2,176	4.20%
Loans(1)	583,724	31,418	5.38%	520,062	30,632	5.89%
Interest-bearing balances and federal funds sold	33,272	79	0.24%	58,128	143	0.25%
Total interest-earning assets	800,917	36,716	4.58%	735,928	35,167	4.78%
Noninterest-earning assets:
Cash and due from banks	11,848			12,066
Premises, land and equipment	8,548			8,819
Other assets	16,914			13,304
Less: allowance for loan losses	(11,994)			(11,123)
Total noninterest-earning assets	25,316			23,066
Total Assets	$826,233			$758,994

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$63,203	$171	0.27%	$48,349	$227	0.47%
Money market deposit accounts	119,621	484	0.40%	111,090	628	0.57%
Savings accounts	2,587	4	0.15%	2,853	6	0.21%
Time deposits	340,935	3,870	1.14%	303,009	4,343	1.43%
Total interest-bearing deposits	526,346	4,529	0.86%	465,301	5,204	1.12%
Borrowings:
FHLB Advances	11,141	65	0.58%	8,458	42	0.50%
Securities sold under agreements to repurchase and federal funds purchased	26,744	38	0.14%	36,612	67	0.18%
Other short-term borrowings	-	-	0.00%	20,681	114	0.55%
FHLB Long-term borrowings	3,015	212	7.03%	6,196	219	3.53%
FDIC Term Note	3,607	98	2.72%	30,081	1,191	3.96%
Subordinated Debentures	6,186	223	3.60%	6,186	213	3.44%
Total borrowings	50,693	636	1.25%	108,214	1,846	1.71%
Total interest-bearing deposits and borrowings	577,039	5,165	0.90%	573,515	7,050	1.23%
Noninterest-bearing liabilities:
Demand deposits	146,347			100,149
Other liabilities	12,800			8,361
Total liabilities	736,186			682,025
Shareholders' Equity	90,047			76,969
Total Liabilities and Shareholders' Equity:	$826,233			$758,994

Interest Spread(2)			3.69%			3.55%

Net Interest Margin(3)		$31,551	3.94%		$28,117	3.82%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100